                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  January 27, 1997


                         CITIZENS BANKING CORPORATION
            (Exact name of Registrant as specified in its charter)

             Michigan                  0-10535                    38-2378932
(State or other jurisdiction of    (Commission File             (IRS Employer
          incorporation)                Number)              Identification No.)

                         One Citizens Banking Center,
                 328 S. Saginaw Street, Flint, Michigan 48502
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (810) 766-7500

                                     N/A

        (Former Name or Former Address, if Changed Since Last Report)

Item 5.         OTHER EVENTS

                On January 27, 1997, Citizens Banking Corporation ("Registrant") entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among the Registrant, Polaris Acquisition, Inc., a wholly-owned subsidiary of the Registrant ("Merger Sub") and CB Financial Corporation ("CB Financial"). Pursuant to the Merger Agreement, Merger Sub will merge with and into CB Financial (the "Merger"), as a result of which CB Financial will be the surviving corporation and wholly-owned subsidiary of the Registrant. On the effective date of the Merger, each share of CB Financial issued and outstanding will be converted into the right to receive 1.489 shares of the Registrant's common stock.

                In order to facilitate the acquisition of CB Financial pursuant to the Merger Agreement, the Registrant also entered in to a Stock Option Agreement with CB Financial on January 27, 1997, pursuant to which CB Financial granted the Registrant an option to acquire up to 557,409 shares of CB Financial's newly issued common stock, subject to certain terms and conditions. This option is exercisable at $37.66 per share.

                The Merger is subject to the Registrant's due diligence, and regulatory and shareholder approvals.

Item 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

                (a)     Financial Statements of Businesses Acquired. Not
                        Applicable.

                (b)     Pro Forma Financial Information.  Not Applicable.

                (c)     Exhibits:

                        Ex. No.    Description
                        -------    -----------

                        2.1 Agreement and Plan of Merger, dated as of January 27, 1997, by and among Citizens Banking Corporation, Polaris Acquisition, Inc. and CB Financial Corporation.

                        2.2 Option Agreement, dated as of January 27, 1997, by and between Citizens Banking Corporation and CB Financial Corporation.

                        99.1       Press Release.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        CITIZENS BANKING CORPORATION



                                        /s/ Robert J. Vitito
                                        --------------------------
Dated:  February 3, 1997                Robert J. Vitito, President

                                 EXHIBIT INDEX



Ex. No.        Description
-------        -----------

  2.1 Agreement and Plan of Merger, dated as of January 27, 1997, by and among Citizens Banking Corporation, Polaris Acquisition, Inc. and CB Financial Corporation.

  2.2 Option Agreement, dated as of January 27, 1997, by and between Citizens Banking Corporation and CB Financial Corporation.

  99.1         Press Release.